EXHIBIT 32.1



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Newfield Acquisition Corp. (the "Company"), that, to his knowledge, the Annual Report of the Company on Form 10-KSB for the period ended December 31, 2004, fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.


Dated: February 11, 2005


/s/ Gary Huang
--------------------------------------
Gary Huang (principal executive officer
and principal financial officer)